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CERTIFICATION

        The undersigned officer of La Quinta Corporation and La Quinta Properties, Inc. (collectively, the "Company") hereby certifies, to my knowledge, that the Company's joint annual report on Form 10-K for the year ended December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: March 7, 2003	/s/ FRANCIS W. CASH Francis W. Cash President and Chief Executive Officer

CERTIFICATION

        The undersigned officer of La Quinta Corporation and La Quinta Properties, Inc. (collectively, the "Company") hereby certifies, to my knowledge, that the Company's joint annual report on Form 10-K for the year ended December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: March 7, 2003	/s/ DAVID L. REA David L. Rea Executive Vice President and Chief Financial Officer

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CERTIFICATION
CERTIFICATION